Endurance Specialty Holdings Ltd.

First Quarter 2007

Forward Looking Statements

Philosophy & Strategy

Endurance was built in the aftermath of 9/11 to be an underwriter of volatile specialty risks – key to our business are the following principles:

Focus on business segments that reward our specialized knowledge and relationships

Supported by investments in enabling technology and disciplined, technical underwriting approach

Portfolio managed with key risk management concepts – diversification, value at risk and data quality

Portfolio Management

Technology and Discipline

Specialization

Capital Management

Seasoned Management Team

Executive Team has proven its ability to execute challenging strategies

Executive Team has proven its ability to execute challenging strategies

Maintain a Diversified Book of Business

Total Written Premiums of $1.85 Billion*

Insurance

Insurance

Reinsurance

Reinsurance

By Segment

* Includes deposit premiums, based on the twelve months ended March 31, 2007

By Line of Business

Property - Insurance

Property - Reinsurance

Casualty - Reinsurance

Casualty - Insurance

Healthcare Liability

Workers’ Compensation

Professional Lines

Catastrophe

Agriculture

Marine

Aerospace

Surety and Other Specialty

Reinsurance - Expanding Product Offering

Reinsurance Total Written Premiums of $1.2 billion*

Reinsurance Total Written Premiums of $1.2 billion*

Catastrophe

Catastrophe

Property

Casualty

Agriculture

Marine

Aerospace

Industry leading tools and technology

Industry leading tools and technology

Leader in Bermuda

Covers all perils

Highly specialized relationships

Auto liability, D&O, workers comp and clash

Non-renewed large proportional contracts in 1Q07

Multiple peril crop insurance

Industry leading tools and technology

Covers brown and blue water hull

Provides aviation and space coverages

* Includes deposit premiums, based on the twelve months ended March 31, 2007

Catastrophe

Catastrophe

Property

Property

Agriculture

Agriculture

Casualty

Casualty

Marine

Marine

Aerospace

Aerospace

Surety and other specialty

Surety and other specialty

Insurance - Our Fastest Growing Segment

Insurance Total Written Premiums of $644 million*

Insurance Total Written Premiums of $644 million*

Casualty

Casualty

Professional Lines

Healthcare Liability

Property

Large account excess liability written in Bermuda

Large account excess liability written in Bermuda

Small account casualty written in US

Includes E&O and D&O products

Financial institutions specialists

Leader in Bermuda

Hospital professional liability

Strong relationships

Leader in Bermuda market

Written out of US and UK

Growing US specialty business

Opportunistic strategy

Casualty

Casualty

Professional Lines

Professional Lines

Healthcare Liability

Healthcare Liability

Property

Property

Workers’ Compensation

Workers’ Compensation

* Based on the twelve months ended March 31, 2007

Strong Risk Management Focus - <br/>Portfolio Expected Risk Curve (January 1, 2007)

Stated tolerance is to limit our loss in a 1-in-100 year to 25% of our capital or less, our current level is 12.1% of capital

Median Result $381 Mil Gain

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital. We base our budget and forecasts on the average result, although the nature of the curve places the median result further to the right.

Impact of 2006 Risk Management Initiatives

Diversification Has Led to Stable Premium Growth

Gross Written Premiums*

Net Earned Premiums*

(in millions)

(in millions)

* Includes deposit premiums

Overall Underwriting Has Been Strong

Inception to Date Underwriting Ratio*

* Underwriting ratio is defined as losses and acquisition expenses divided by earned premium, as of 3/31/07.

Inception to Date Underwriting Ratio is 85.1%*

Strong Financial Performance

Net Income and Combined Ratio

(in millions)

Annualized Operating Return on Average Equity

Inception to 12/31/06 combined ratio of 94.4%

Inception to 12/31/06 ROE of 12%

Efficient Capital Management

Strong and Flexible Capital Structure

$, Millions

$1,409

$1,748

$2,254

$2,320

$2,745

$, Millions

$520 Million of Capital Returned to Shareholders

$100

$41

$142

$113

$76

$47

$2,814

Sensitivity of ROE

* The Return on Equity Sensitivity Analysis is purely illustrative and should not be construed

* The Return on Equity Sensitivity Analysis is purely illustrative and should not be construed

Operating Assumptions

Operating Assumptions

2.8:1.0 Investment Leverage at 4.75% yield

0.85:1.0 Operating Leverage

ROE = 11.1%

ROE = 19.6%

ROE = 23.9%

ROE = 17.5%

ROE from Underwriting Activity

ROE from Investing Activity

Financing Costs

Return On Equity Sensitivity Analysis*

2.2%

2.2%

2.2%

2.2%

13.3%

6.4%

8.5%

12.8%

13.3%

13.3%

13.3%

100%

100%

Combined

92.5%

92.5%

Combined

90%

90%

Combined

85%

85%

Combined

Conclusion

Disciplined technical underwriting culture with focus on underwriting margin and risk adjusted returns

Disciplined technical underwriting culture with focus on underwriting margin and risk adjusted returns

Well positioned with strong management team, diversified portfolio, and excellent financial strength